 TECH-ENABLED ENGINEERING AND SOFTWARE PLATFORMFOR THE G
 TECH-ENABLED ENGINEERING AND SOFTWARE PLATFORMFOR THE GLOBAL POWER AND PROCESS INDUSTRIES  INVESTOR PRESENTATIONNYSE MKT: GVP

 FORWARD LOOKING STATEMENTSAND NON-GAAP FINANCIAL MEASURES  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”) plus adjustments for consulting support for revenue recognition analysis, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, and write-down of capitalized software development costs. We define adjusted net income as net income plus adjustments for consulting support for revenue recognition analysis, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, and write-down of capitalized software development costs. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.Unless otherwise indicated, all information set forth in this presentation is as of September 14, 2016, with the exception of certain market data presented on Slide 3. We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *

 WHO IS GSE SYSTEMS?   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  We provide high-fidelity engineering and training simulators, software and training services to the power and process industries.We are one of the market leaders in the global nuclear and fossil power simulation industry.We provide nuclear facilities with specialized technical training instructors and expert consultants.Our solutions enhance employee and plant performance, reduce risk, and improve technical engineering and design.We have a track record of 40+ years serving a global, blue chip client base.   Headquarters  Sykesville, MD(Baltimore)  Number of employees  ~275  IPO date (NYSE MKT: GVP)  1995  Recent price (9/14/16)   $2.55  Shares outstanding  ~18M  Market cap (9/14/16)  $46M  Total cash (6/30/16)  ~$14M  Total debt (6/30/16)  $0M  Enterprise value1  $32M  Revenue (2015)  $57M  EV / Revenue1  0.6x  1 The Enterprise Value and EV/Revenue figures are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation.

 40-YEAR HISTORY – FOUNDED IN 1976, REINVENTED IN 2015  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  1976  1995  2011  2014  2015  GSE Predecessor, Link Simulation, Founded  2011 Fukushima  1950s First nuclear power plants developed  1979 and 1986 Three Mile Island and Chernobyl drive market growth  Today and beyondAging workforce, growing global electricity demand, push for carbon-free energy, nuclear new-build momentum  IPONYSE MKT: GVP  Acquired Nuclear Training & Consulting Business - Hyperspring  New ManagementLaunches Turnaround and Growth Strategy  2010  Acquired Engineering Consulting Business - TAS Engineering  Acquired Process Software Business - EnVision Systems

 GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  PROCESS  POWER  SERVING THE POWER & PROCESS INDUSTRIES  NUCLEARWorld leader - significant installed baseAll major reactor typesExpert onsite training and consulting servicesFOSSILCoal; clean coal technologyNatural gas, including IGCCRENEWABLEHydro  UPSTREAM OIL AND GASComputer-based tutorials and simulation of production and LNG systemsREFINING / PETROCHEMICALComputer-based tutorials and simulation of all major unit operationsSystem and control verificationAdvanced capabilities around concepts, designs and system interactions  Reduce Risk * Increase Revenue * Lower Costs

 REVENUE BREAKDOWN – ~$57M (2015)  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Performance Improvement  Nuclear Training & Consulting   By Segment  By Industry  Nuclear  Fossil  North America  Europe  By Geography  Utilities  Energy/Other  OEMs  By End-User  Asia  Process  EngineeringServices  EPCs  Government

 GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  BUSINESS MODEL – HOW WE MAKE MONEY  ~60%30-40+%Engineering Modeling ServicesFixed price, and time and material contractsPercent complete  ~35%10-15%Technical / High-Value StaffingTime and material contractsAs service is performed billing occurs  <5%80-90%SoftwareSale of perpetual license with recurring MX, or SaaS annual subscriptionRatable recognition over life of MX agreement  Simulation /Engineering  Training  Training/Simulation Software  % of Revenue:Gross Margin:Primarily Selling:Business Model:Accounting:

 INVESTMENT HIGHLIGHTS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Expertise from 40+ years of serving clients in the power and process sectorsProven and differentiated technology for simulation and training solutionsDifficult-to-replicate technology and base of talented, specialized employees  New leadership with an “owner/operator” mentalityAligned with shareholders through performance RSU program and stock ownershipImplemented significant Company-wide operational improvements  Highly Specialized Technology Platform  Global nuclear/fossil simulation market >$500M; US nuclear staffing market >$1BFavorable industry drivers: aging workforce crisis, rising demand for carbon-free electricity, and increasing international deployment of nuclear reactors  Aligned Leadership Executing Turnaround   40+ years serving a high-barrier-to-entry market Strong, enduring relationships with blue chip power and process companies  Large, Growing Addressable Markets  Blue Chip Client Base   Cash and equivalents of ~$14M $0 long-term debt Adjusted EBITDA positive   Strong Financial Position  Revitalizing core business growth; near-record backlog at the end of Q2’16 Evaluating new organic growth initiatives as well as selective, accretive acquisitions that are adjacent to and will enhance our core business  Multi-PathGrowth Strategy

 NEW GSE SENIOR LEADERSHIP   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Kyle Loudermilk – President & CEO20+ years of executive experience at publicly-listed MicroStrategy and AspenTech, and PE-backed Datatel/Ellucian (Thoma Bravo and Hellman & Freidman)Strong track record revitalizing technology companiesBS, MS, Chemical Engineering – Columbia UniversityHarvard University General Management ProgramChris Sorrells – COO20+ years of experience creating growth strategies for companies at the intersection of power/energy/technology12+ years investing experience as private equity professionalSalomon Smith Barney, Banc of America Securities, NGP Energy Technology PartnersBA – Washington & Lee University; M.Acc. – USC; MBA – College of William & MaryEmmett Pepe – CFO, CPA30+ years of experience in finance management across a variety of business sectors Focus on the software and telecommunications industriesExecutive positions at MicroStrategy, BroadSoft, Software AG, and webMethodsBS, Accounting – Penn State UniversityBahram Meyssami – CTO25 years of experience in the software industryFormer positions as Aspen Technology, Datatel, University of MarylandBS, MS, Ph.D Chemical Engineering – University of MarylandSean Fuller – SVP of Sales25 years of experience in the nuclear industry at General Electric and affiliated companiesFormer positions - Regional Vice President of Sales for Fuel and Services, Vice President Global Services Sales and COO of Global Nuclear Fuel AmericasBS, Mechanical – Nuclear Engineering from Worcester Polytechnic Institute; certified Six Sigma Black Belt  August 2015  August 2015  July 2016  December 2015  March 2016

 MANAGEMENT INCENTIVES ALIGNED WITHSHAREHOLDERS’ INTERESTS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Since August 2015 management and Board have purchased ~290,000 shares, or ~1.5% of the Company Vast majority of equity compensation received by executives and key employees is structured in performance-restricted stock units (“PRSUs”) with the following vesting thresholds:   GSE share price - 9/14/2016  % of total PRSUs that vest  GSE 30-Day VWAP Threshold1  1VWAP = volume weighted average price of GSE common stock  GSE share price - 8/24/2015

 TURNAROUND PROGRESSINGACCORDING TO PLAN  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *      In progress

 FINANCIAL AND OPERATING HIGHLIGHTS DEMONSTRATE TURNAROUND SUCCESS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Backlog (in $M)  Gross Margin (%)  Adj. Net Income (in $M)2  +24%  +750 basis points  Adjusted EBITDA (in $M)1  Reversed losses  Reversed losses  1,2 see GAAP to non-GAAP reconciliation in Appendix

 PROVEN TECHNOLOGY / SERVICES   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  459  Nuclear  Fossil  Oil & Gas, Petrochemical  Full-Scope Simulator Installations1  Computer-Based Tutorials & Operator Training Simulators1  Tutorials  Simulators  1,262  1 as of January 2016

 HIGHLY EDUCATED, SPECIALIZEDEMPLOYEE BASE (~275)   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  BS/A  MS/A  PhD  Employees By Degree1  Employees By Technical Focus  Employees By Industry/Function  Engineering  Technical Training  Software Development  Nuclear  Fossil  1 excludes Hyperspring and support staff  Corporate  Corp./Other  Process

 SIGNIFICANT MARKET OPPORTUNITY (IN MILLIONS)  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Global Nuclear / Fossil Simulation(~$500M market)1  US Nuclear Staffing / Training(~$1.2B market)1  1source: Company estimates based on various publicly available resources and proprietary research  GSE  Process Software Optimization (~$4.0B market)1  GSE  GSE  Performance Improvement Solutions  Nuclear Training & Consulting  EnVision Software

 WHAT IS DRIVING MARKET DEMAND?  Increasing demand for carbon-free electricity, such as nuclear powerRising deployment of nuclear reactors globally, with China leading the way Japan’s restart of nuclear reactors post-FukushimaInitiatives such as “Delivering the Nuclear Promise” Widening skills gap and aging workforce—a significant issue in the US power industry  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  1source: NEI estimates per Power Engineering magazine, February 20152source: NEI, September 2015  “Nuclear energy is America’s top source of carbon-free electricity and avoids more than 1/2 billion tons of carbon emissions each year.”2  “39% of the nuclear workforce will be eligible for retirement by 2018, which means the industry must hire 20,000 new workers over the next four years to replace those retiring workers.”1   X

 ROBUST NUCLEAR INDUSTRY BENEFITS GSE  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  1source: World Nuclear Association, July 2016; 2,3 source: IEA-NEA, January 2016  TODAY  NEAR TERM  LONGER TERM  Global nuclear reactor installed base1: 440   Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training   Nuclear reactors under construction2: 66  New nuclear capacity needed by 2050 to meet Harmony vision3: 1000 GW  New simulator sales +Incremental fees for maintenance, re-hosting, retuning, model upgrades  New simulator sales+Incremental fees for maintenance, re-hosting, retuning, model upgrades  Nuclear Plants Under Construction by Country  Operable Nuclear Reactors – Top 10 Countries  Projected New Capacity (GW per Year) Required to Meet Harmony Targets3  GSE’s opportunity:

 NUCLEAR ENERGY IS VITAL TO EPA’S CLEAN POWER PLAN1  Nuclear: top source of carbon-free electricity in U.S.Avoids >0.5 billion tons of CO2 each year.If nuclear plants close prematurely, EPA’s plan goals become difficult to reach; hence why New York state just passed $500 million per year in subsidies to keep their plants operating.Nuclear is the workhorse of a clean energy grid.Renewables can’t do it all.  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  1source: NEI “5 Reasons Nuclear Energy Is Vital to EPA’s Clean Power Plan,” September 3, 2015

 REPRESENTATIVE BLUE CHIP CUSTOMERS   x  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

 STRONG FINANCIAL POSITION ENABLES EXECUTION OF GROWTH STRATEGY   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Financial flexibility to grow the businessFocused on our defensible core power and process offerings Frame the total available market we currently and potentially can serveOrganic growth thesis: focus on our core and deliver what we have today Target owner-operators and EPCs with our current product and service offeringEngineering software for the power industry EnVision software for the process industry Focused on workforce development and training–think SuccessFactors for the process industryInorganic growth thesis: identify acquisitions that enhance the core business as natural adjacenciesComparable growth strategies: ANSYS (#ANSS) AspenTech (#AZPN) PTC (#PTC)

 STRATEGY TO UTILIZE GSE AS AN ACQUISITION PLATFORM  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Understand the power and process vendor ecosystem – look for asymmetrical risk/reward acquisitionsAccumulated database of >100 potential targets, in two categories:softwaretechnical engineering, consulting, training and staffingPlan to be very disciplined, adhering to five main acquisition criteria:Immediate or near-term earnings accretion Strong target company fundamentals Good strategic fit, including capacity to leverage our global footprintHigh potential for cost and revenue synergies Ease of integration – business model, management, and culture

 LONG-TERM OPERATING MODEL GOALS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Run Rate1H 2016  3-Year Target  Revenue (annualized)  Gross Margin  R&D (% sales)  SG&A (% sales)1  Adj. EBITDA (% sales)1  Maint. CAPEX (% sales)  1excludes stock-based compensation and change in fair value of contingent consideration

 INVESTMENT CONCLUSIONS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  GSE is now positioned as a tech-enabled engineering and software company focused on the power and process industries  Proven simulation and training technology with a highly-specialized employee base  Large addressable markets supported by favorable industry drivers  Enduring relationships with blue-chip clients developed over 40+ years  Strong financial position, including ~$14M cash and $0 long term debt  Strong leadership team aligned with shareholders, turning around operations and defining a new growth plan   Pursuing attractive organic growth initiatives + complimentary, accretive acquisitions

 APPENDIX

 FINANCIAL HISTORY   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Financial Summary1  Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended       6 Months Ended   6 Months Ended  (in $ millions, except shares amounts)  2013  2014  2015     June 30, 2015  June 30, 2016  Revenue  47.6  37.5  56.8     27.7  25.4  Gross Profit  10.4  10.8  12.9     6.2  7.2  Gross margin  22%  29%  23%     22%  28%  Operating (loss) income  (10.7)  (7.5)  (4.1)     (1.7)  0.4  Operating margin  (22)%  (20)%  (7)%     (6)%  2%  Net (loss) income  (10.5)  (7.3)  (4.7)     (2.0)  0.2  Diluted EPS  $(0.58)  $(0.41)  $(0.26)     $(0.11)  $0.01  Diluted shares  18,150,915  17,887,859  17,892,891     17,887,859  18,194,039  EBITDA  (3.1)  (6.6)  (4.2)     (1.3)  0.8  Adjusted EBITDA  (2.0)  (4.4)  (2.1)    (0.5)  1.9  Adjusted net (loss) income  (2.8)  (5.1)  (1.5)     (1.1)  1.4  Adjusted EPS - diluted  $(0.15)  $(0.29)  $(0.09)    $(0.06)  $0.08                       Balance Sheet (in $ millions)  June 30, 2016                 Cash and cash equivalents  14.3                 Current assets  30.1                 Total assets  40.7                 Current liabilities  19.4                 Long-term debt  -                 Total stockholders' equity  19.3                 1In prior years, the Company recognized revenue on multiple element arrangements which included sales of its EnVision software product as delivery occurred on each element except post contract support ("PCS"). PCS revenue was recognized ratably over the PCS term. During the fourth quarter of 2015, management determined that that Company had not established vendor specific objective evidence ("VSOE") of the fair value for any of the elements in multiple element transactions including sales of its EnVision software licenses. Accordingly, the consolidated financial statements have been revised to recognize all revenue on multiple element transactions including EnVision software license sales ratably over the PCS terms on these transactions since VSOE did not exist for any of the non-software elements in these multiple element transactions. The revision to revenue resulted in a decrease to revenue and an increase in operating loss of $587,000 for the year ended December 31, 2014. The revision also had the effect of increasing billings in excess by $1.2 million, decreasing unbilled receivables by $62,000, increasing prepaid expenses and other current assets by $291,000 and increasing the accumulated deficit by $415,000 at December 31, 2014 as a result of the cumulative adjustment for prior periods.

 EBITDA AND ADJUSTED EBITDA RECONCILIATION (IN $ THOUSANDS)  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *        Q2     Q1     Q4     Q3     Q2     Full Year     Full Year       2016     2016     2015     2015     2015     2014     2013  Net income (loss)     111      138      861      (3,555)     (1,495)     (7,329)     (10,511)  Interest income, net     (13)     (27)     (21)     (19)     (21)     (143)     (105)  Provision for income taxes      108       88       260       50       73       166       147   Depreciation and amortization      175       173       233       243       259       738       777   Write-down of capitalized software development costs      -       -       -      1,538       -       -      2,174  Goodwill impairment loss     -       -       -      -      -       -      4,462  EBITDA     381       372      1,333      (1,743)     (1,184)     (6,568)     (3,056)  Gain/Loss from the change in fair value of contingent consideration      223      (69)      111       306       513       229       254   Restructuring charges      277       125       45      1,600       48      1,264       -   Stock-based compensation expense      242       247       411       136       137       712       809   Consulting support for revenue recognition analysis      -       78       -       -       -       -       -   Adjusted EBITDA     1,123       753      1,900       299      (486)     (4,363)     (1,993)  EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to operating profit, net income and other GAAP measures, are useful to investors to evaluate the Company's results because it excludes certain items that are not directly related to the Company's core operating performance that may, or could, have a disproportionate positive or negative impact on our results for any particular period. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure in accordance with SEC Regulation G follows:

 ADJUSTED NET INCOME AND ADJUSTED EPS RECONCILIATION (IN $ THOUSANDS, EXCEPT SHARE AMOUNTS)  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *                             Q2      Q1      Q4     Q3     Q2     Full Year     Full Year                             2016     2016     2015     2015     2015     2014     2013  Net income (loss)  Net income (loss)  Net income (loss)  Net income (loss)  Net income (loss)               111       138       861       (3,555)      (1,495)      (7,329)      (10,511)  Gain/Loss from the change in fair value of contingent consideration  Gain/Loss from the change in fair value of contingent consideration  Gain/Loss from the change in fair value of contingent consideration  Gain/Loss from the change in fair value of contingent consideration  Gain/Loss from the change in fair value of contingent consideration  Gain/Loss from the change in fair value of contingent consideration  Gain/Loss from the change in fair value of contingent consideration  Gain/Loss from the change in fair value of contingent consideration  Gain/Loss from the change in fair value of contingent consideration   223       (69)      111       306       513       229       254   Write-down of capitalized software development costs  Write-down of capitalized software development costs  Write-down of capitalized software development costs  Write-down of capitalized software development costs  Write-down of capitalized software development costs  Write-down of capitalized software development costs  Write-down of capitalized software development costs  Write-down of capitalized software development costs      -       -       -       1,538       -       -     2,174  Goodwill impairment loss  Goodwill impairment loss  Goodwill impairment loss  Goodwill impairment loss  Goodwill impairment loss  Goodwill impairment loss  Goodwill impairment loss  Goodwill impairment loss     -       -       -      -      -       -     4,462   Restructuring charges  Restructuring charges  Restructuring charges  Restructuring charges  Restructuring charges  Restructuring charges            277       125       45       1,600       48       1,264       -   Stock-based compensation expense  Stock-based compensation expense  Stock-based compensation expense  Stock-based compensation expense  Stock-based compensation expense  Stock-based compensation expense  Stock-based compensation expense         242       247       411       136       137       712       809   Consulting support for revenue recognition analysis  Consulting support for revenue recognition analysis  Consulting support for revenue recognition analysis  Consulting support for revenue recognition analysis  Consulting support for revenue recognition analysis  Consulting support for revenue recognition analysis  Consulting support for revenue recognition analysis  Consulting support for revenue recognition analysis      -       78       -       -       -       -       -   Adjusted net income (loss)  Adjusted net income (loss)  Adjusted net income (loss)  Adjusted net income (loss)  Adjusted net income (loss)  Adjusted net income (loss)  Adjusted net income (loss)         853       519       1,428       25       (797)      (5,124)      (2,812)                                                                    Earnings (loss) per share - Diluted  Earnings (loss) per share - Diluted  Earnings (loss) per share - Diluted  Earnings (loss) per share - Diluted  Earnings (loss) per share - Diluted  Earnings (loss) per share - Diluted  Earnings (loss) per share - Diluted         $ 0.01       $ 0.01       $ 0.05       $ (0.20)      $ (0.08)      $ (0.41)      $ (0.58)                                                                    Adjusted earnings (loss) per share - Diluted  Adjusted earnings (loss) per share - Diluted  Adjusted earnings (loss) per share - Diluted  Adjusted earnings (loss) per share - Diluted  Adjusted earnings (loss) per share - Diluted  Adjusted earnings (loss) per share - Diluted  Adjusted earnings (loss) per share - Diluted  Adjusted earnings (loss) per share - Diluted      $ 0.05       $ 0.03       $ 0.08       $ 0.00       $ (0.04)      $ (0.29)      $ (0.15)                                                                    Weighted average shares outstanding - Diluted  Weighted average shares outstanding - Diluted  Weighted average shares outstanding - Diluted  Weighted average shares outstanding - Diluted  Weighted average shares outstanding - Diluted  Weighted average shares outstanding - Diluted  Weighted average shares outstanding - Diluted  Weighted average shares outstanding - Diluted     18,262,413      18,133,742     17,902,489      17,894,272      17,887,859      17,887,859      18,150,915   Adjusted Net Income and adjusted earnings (loss) per share ("adjusted EPS") are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes adjusted net income and adjusted EPS, in addition to other GAAP measures, are useful to investors to evaluate the Company's results because they exclude certain items that are not directly related to the Company's core operating performance that may, or could, have a disproportionate positive or negative impact on our results for any particular period. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:

 CONTACTS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Kalle Ahl (212) 836-9614kahl@equityny.comDevin Sullivan(212) 836-9608dsullivan@equityny.com   Kyle Loudermilk, CEO(410) 970-7800kyle.loudermilk@gses.comChris Sorrells, COO(410) 970-7802chris.sorrells@gses.com

LOBAL POWER AND PROCESS INDUSTRIES  INVESTOR PRESENTATIONSeptember 2016NYSE MKT: GVP